                          SERVICING CERTIFICATE                           PAGE 5
--------------------------------------------------------------------------------

  MLCC MORTGAGE INVESTORS, INC.
  SENIOR/SUBORDINATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996B       Current Collection Period:  01-Oct-96 to 31-Oct-96
                                                                            P & S Agreement Date:                    01-Jun-96


  PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                                            Current
  CLASS A CERTIFICATES, SERIES 1996B       LIBOR + 0.40%       5.77500%                   Original Closing Date:     27-Jun-96
  CLASS B CERTIFICATES, SERIES 1996B       LIBOR + 1.25%       6.62500%                   DISTRIBUTION DATE:         15-NOV-96
                                                                                          Days in Accrual Period            31
                                                                                                                     15-Oct-96
                                                                                                                     14-Nov-96

                       Weighted Avg Mtg Rate (WAC)             7.51157%
  LIBOR  5.37500%      Weighted Avg Net Mtg Rate (Alt. Rate)   7.13157%

      1       Beginning Pool Principal Balance                                                                  469,464,063.05
      2       Beginning Pool Balance Factor                                                                          96.417937%
       -----------------------------------------------------------------------------------------------------------------------------

      3       Beginning Class A Principal Balance                                                               458,508,693.05
      4       Beginning Class B Principal Balance                                                                10,955,370.00
       -----------------------------------------------------------------------------------------------------------------------------

      5       Aggregate of all Monthly Principal Payments                                 (P&S 5.08i   )                  0.00
      6       Aggregate of all Principal Prepayments Received                             (P&S 5.08i   )          8,778,785.69
      7       Aggregate of any Net Liquidation Proceeds Received                          (P&S 5.08iii )                  0.00
      8       Aggregate of any Insurance Proceeds Received                                (P&S 5.08iv  )                  0.00
      9       Aggregate of any Awards or Settlements From
              Condemnation Proceedings                                                    (P&S 5.08v   )                  0.00
     10       Aggregate of any Proceeds From
              Repurchased Mortgage Loans                                                  (P&S 5.08vi  )                  0.00
     11       Aggregate of any Revenues From Fidelity Bond or
              Mortgage Interest Insurance Policy                                          (P&S 5.08vii )                  0.00
     12       Aggregate of any Revenues From Foreclosure or
              Deed Net of any Advances                                                    (P&S 5.08viii)                  0.00
     13       Current Principal Advances                                                                                  0.00
     14       Current Servicer Principal Reimbursements                                                                   0.00
     15       Total Principal Available For
              Distribution (5+6+7+8+9+10+11+12+13-14)                                                             8,778,785.69
     16       Unrecovered Principal Amounts (Liquidation Loss)                                                            0.00
     17       Aggregate of all Interest Payments Received                                 (P&S 5.08ii  )          3,001,028.27
     18       Current Servicing Fee                                                       (P&S 5.08ii  )             53,123.81
     19       Monthly Interest Advance (Recovery)
              based on Delinquent Accounts                                                (P&S 6.02vii )            (62,350.03)
     19 i.    Current Servicer Interest Advance (Recovery)                                                          (62,350.03)
     20       Scheduled Formula Principal Distribution Amount (5+13-14)                                                   0.00
     21       Unscheduled Formula Principal
              Distribution Amount (6+7+8+9+10+11+12)                                                              8,778,785.69
     22       Total Interest Available For Distribution (17-18+19i)                                               2,885,554.43
     23       Total Funds Available For Distribution (15+22)                                                     11,664,340.12

       -----------------------------------------------------------------------------------------------------------------------------
     24       Formula Principal Distribution Amount  (Lines 20 + 21)                                              8,778,785.69
       -----------------------------------------------------------------------------------------------------------------------------
                                                                           WATERFALL
     25 i.    Class A Percentage  (Beg. Class A prin bal /
              Beg. pool prin bal.)                                                         (P&S 6.02i  )                 97.67%
        ii.   Class A Percentage  x  Scheduled Formula Principal
              Distribution Amount (Line 20)                                                                               0.00
        iii.  Class A Prepayment Percentage                                                                             100.00%
        iv.   Class A Prepayment Percentage  x  Unscheduled
              Formula Principal Distribution Amount                                                               8,778,785.69
        v.    Class A Total Distribution Allocable to Principal                2                                  8,778,785.69
        vi.   Class A Recovered Principal Amount                                                                          0.00
        vii.  Class A Unrecovered Principal Amount                             7                                          0.00

     26 i.    Class A Total Distribution Allocable to
              Interest  (min of: 26ii. or 23)                                  1           (P&S 6.02ii )          2,280,125.52
        ii.   Class A Interest Formula Distribution Amount  (26iii. + 26iv.)               (P&S 6.02ii )          2,280,125.52
        iii.  Class A Current Interest  (pass-through rate x A's upb)                      (P&S 6.02ii )          2,280,125.52
        iv.   Class A Unpaid Interest Shortfall
              (Class A's interest s/f from preceding distribution date)                    (P&S 6.02iii)                  0.00

        v.    Class A Unpaid Interest Shortfall  (Class A's interest
              s/f from preceding distribution date)                                        (P&S 6.02iii)                  0.00
        vi.   Class A Unpaid Interest Shortfall included in 26i.
              (when 26iii. > 0: min of 26i. and 26iv.)                                     (P&S 6.02iii)                  0.00
        viii. Class A Interest Shortfall  (26ii. - 26i.)                                   (P&S 6.02iii)                  0.00
       -----------------------------------------------------------------------------------------------------------------------------

     27 i.    Current Certificate Insurance Premium                            3                                     50,858.61
        ii.   Reimbursement Amount                                             4           (P&S 6.02vi )                  0.00
        iii.  Total Amount to Certificate Insurer                                                                    50,858.61
       -----------------------------------------------------------------------------------------------------------------------------

     28 i.    Subordinated Percentage                                                      (P&S 6.02i  )                  2.33%
        ii.   Subordinated Percentage of Scheduled
              Formula Principal Distribution Amount                                                                       0.00
        iii.  Subordinated Prepayment Percentage                                                                          0.00%
        iv.   Subordinated Prepayment Percentage of
              Unscheduled Formula Principal Distribution Amount                                                           0.00
        v.    Class B Total Distribution Allocable to Principal                8                                          0.00
        vi.   Class B Recovered Loss Amount                                    9                                          0.00
        vii.  Class B Unrecovered Loss Amount                                                                             0.00

     29 i.    Class B Total Distribution Allocable to Interest                 6          (P&S 6.02ii  )             62,498.86
        ii.   Class B Interest Formula Distribution Amount (29iii.+  29iv.)               (P&S 6.02ii  )             62,498.86
        iii.  Class B Current Interest (pass-through rate x B's upb)                      (P&S 6.02iii )             62,498.86
        iv.   Class B Unpaid Interest Shortfall  (Class A's
              interest s/f from preceding distribution date)                              (P&S 6.02iii )                  0.00

        v.    Class A Unpaid Interest Shortfall
              (Class A's interest s/f from preceding distribution date)
        vi.   Class A Unpaid Interest Shortfall included in 26i.
              (when 29iii. > 0: min of 29i. and 29iv.)                                                                    0.00
        viii. Class A Interest Shortfall  (29ii. - 29i.)                                                                  0.00
       -----------------------------------------------------------------------------------------------------------------------------

     30 i.    Cumulative Master Servicer Advanced Interest                                (P&S 6.02v   )          1,582,852.92
        ii.   Cumulative Master Servicer Advanced Principal                                                               0.00
       -----------------------------------------------------------------------------------------------------------------------------

     31 i.    Beginning Reserve Fund Balance                                              (P&S 6.06    )            250,000.00
        ii.   Current Reserve Fund Deposit                                     5                                          0.00
        iii.  Current Reserve Fund Advances                                                                               0.00
        iv.   Ending Reserve Fund Balance (required amount = $250,000)                                              250,000.00
       -----------------------------------------------------------------------------------------------------------------------------

     32 i.    Available Excess Interest                                                                             492,071.44
        ii.   Distribution Account Shortfall                                               (P&S 6.02xvi)                  0.00
        iii.  Class R Distribution Amount For Such Distribution Date          10                                    492,071.44
       -----------------------------------------------------------------------------------------------------------------------------

     33 i.    Ending Pool Principal Balance                                                (P&S 6.02vii)        460,685,277.36
        ii.   Ending Pool Balance Factor                                                                             94.614962%
       -----------------------------------------------------------------------------------------------------------------------------

     34       Ending Class A Principal Balance                                                                  449,729,907.36
     35       Ending Class B Principal Balance                                                                   10,955,370.00
       =============================================================================================================================

                     STATEMENT TO CERTIFICATEHOLDERS                      PAGE 6
--------------------------------------------------------------------------------

        MLCC MORTGAGE INVESTORS, INC.                                              Current Collection Period:
        SENIOR/SUBORDINATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996B        01-Oct-96 to 31-Oct-96

        PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                     LIBOR=     5.3750%
        CLASS A CERTIFICATES, SERIES 1996B       LIBOR + 0.40%    5.77500%         Original Closing Date:        27-Jun-96
        CLASS B CERTIFICATES, SERIES 1996B       LIBOR + 1.25%    6.62500%         DISTRIBUTION DATE:            15-NOV-96

                            Weighted Avg Net Mtg Rate (Alt. Rate) 7.13157%
              ----------------------------------------------------------------------------------------------------------------------

        i.    Class A Total Distribution Allocable to Principal                                                    18.444767
        ii.   Class A Percentage  x  Scheduled Formula Principal Distribution
              Amount (Line 20)                                                                                      0.000000
        iii.  Class A Prepayment Percentage  x  Unscheduled
              Formula Principal Distribution Amount                                                                18.444767
        iv.   Class A Recovered Principal Amount                                                                    0.000000
        v.    Class A Unrecovered Principal Amount                                                                  0.000000

      2 i.    Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)                               4.790683
        ii.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
              preceding distribution date)                                                                          4.790683
        iii.  Class A Unpaid Interest Shortfall included in 26i.
              (when 26iii. > 0: min of 26i. and 26iv.)                                                              0.000000
        iv.   Class A Unpaid Interest Shortfall  (Class A's
              interest s/f from preceding distribution date)                                                        0.000000
              ----------------------------------------------------------------------------------------------------------------------

      3 i.    Class B Total Distribution Allocable to Principal                                                     0.000000
        ii.   Subordinated Percentage of Scheduled
              Formula Principal Distribution Amount                                                                 0.000000
        iii.  Subordinated Prepayment Percentage of Unscheduled
              Formula Principal Distribution Amount                                                                 0.000000
        iv.   Class B Recovered Loss Amount                                                                         0.000000
        v.    Class B Unrecovered Loss Amount                                                                       0.000000

      4 i.    Class B Total Distribution Allocable to Interest                                                      5.704861
        ii.   Class B Interest Formula Distribution Amount (29iii. + 29iv.)                                         5.704861
        iii.  Class B Current Interest (pass-through rate x B's upb)                                                5.704861
        iv.   Class B Unpaid Interest Shortfall  (Class A's
              interest s/f from preceding distribution date)                                                        0.000000
              ----------------------------------------------------------------------------------------------------------------------

      5       Ending Pool Principal Balance                                                                   460,685,277.36
      6       Ending Pool Balance Factor                                                                           94.614962%

      7       Ending Class A Principal Balance                                                                449,729,907.36
      8       Ending Class B Principal Balance                                                                 10,955,370.00
              ----------------------------------------------------------------------------------------------------------------------

      9 i.    Current Master Servicer Advanced (Recovered) Interest                                               (62,350.03)
        ii.   Current Master Servicer Advanced (Recovered) Principal                                                    0.00
        iii.  Current Trustee Advanced Interest                                                                         0.00
        iv.   Current Trustee Advanced Principal                                                                        0.00
        v.    Additional Servicing Compensation                                             (P&S 6.02ix  )              0.00
        vi.   Amount of Servicing Advances Paid by Master Servicer                          (P&S 6.02x   )              0.00
        vii.  Formula Principal Amount & Unrecovered Principal Amounts                      (P&S 6.02iv  )              0.00
        viii. Amount of Delinquencies of Mortgage Loans                                                            48,347.12
        ix.   CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE: 16-DEC-96                                                0.00000%
        x.    CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE: 16-DEC-96                                                0.00000%
              ----------------------------------------------------------------------------------------------------------------------

     10 i.    Number of Mortgage Loans 30 to 59 Days Delinquent                                                            5
        ii.   Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent                           1,487,238.25
     11 i.    Number of Mortgage Loans 60 to 89 Days Delinquent                                                            0
        ii.   Aggregate Principal Balances of Mortgage Loans 60 to 89 Days Delinquent                                   0.00
     12 i.    Number of Mortgage Loans 90 or More Days Delinquent                                                          3
        ii.   Aggregate Principal Balances of Mortgage Loans 90 or More Days Delinquent                         1,884,527.98
     13 i.    Number of Mortgage Loans in Foreclosure                                                                      0
        ii.   Aggregate Principal Balances of Mortgage Loans in Foreclosure                                             0.00

     14       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                 0.00
     15       Aggregate Net Liquidation Losses from Liquidated Mortgage Loans               (P&S 6.02xiii)              0.00
              ======================================================================================================================